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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 21, 1999
                                                  ------------------------------


                        GeoTel Communications Corporation
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               (Exact name of Registrant as Specified in Charter)

           Delaware                       001-12299              04-3194255
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
       Incorporation)                                        Identification No.)


                              900 Chelmsford Street
                               Tower II, Floor 12
                                    Lowell, MA                         01851
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                     (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code  (978) 275-5100
                                                    ----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     Pursuant to an Agreement and Plan of Merger and Reorganization dated as of April 12, 1999 (the "Merger Agreement") by and among Cisco Systems, Inc. ("Cisco"), GeoTel Communications Corporation ("GeoTel") and Geronimo Merger Corp., a wholly-owned subsidiary of Cisco ("Merger Sub"), Merger Sub will merge (the "Merger") with and into GeoTel, with the separate corporate existence of Merger Sub ceasing and GeoTel continuing as the surviving corporation and a wholly-owned subsidiary of Cisco. At the effective time of the Merger (the "Effective Time"), each share of GeoTel's common stock issued and outstanding immediately prior to the Effective Time will be converted automatically into the right to receive .5138 shares of Cisco's common stock. The value of the transaction, based on the trading price of Cisco's common stock on the date of the Merger Agreement, is approximately $2 billion.

     The consummation of the Merger is subject to various conditions precedent, including (i) approval of the Merger Agreement by the stockholders of GeoTel and
(ii) expiration or early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     The Merger Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

     GeoTel has granted Cisco an option to acquire 3,000,000 shares of its common stock, at an exercise price of $60.50 per share, exercisable upon the occurrence of certain events. In addition, certain stockholders of GeoTel have agreed to vote in favor of the approval of the Merger Agreement. The stock option agreement and form of stockholder agreement are attached hereto as Exhibits 99.1 and 99.2 respectively and are hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)       Exhibits.
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Exhibit No.    Description
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2.1            Agreement and Plan of Merger and Reorganization dated as of
               April 12, 1999 by and among Cisco Systems, Inc., a California corporation, Geronimo Merger Corp., a Delaware corporation, and GeoTel Communications Corporation, a Delaware corporation.

99.1 Stock Option Agreement dated as of April 12, 1999 by and between Cisco Systems, Inc. and GeoTel Communications Corporation.

99.2 Form of Stockholder Agreement dated as of April 12, 1999 by and among Cisco Systems, Inc., Geronimo Merger Corp. and certain stockholders of GeoTel Communications Corporation.

99.3 Joint Press Release of Cisco Systems, Inc. and GeoTel Communications Corporation dated April 13, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GEOTEL COMMUNICATIONS CORPORATION


Date: April 21, 1999                 By:   /s/ John C. Thibault
                                          ------------------------------------
                                          John C. Thibault
                                          President and Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit No.    Description
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2.1            Agreement and Plan of Merger and Reorganization dated as of
               April 12, 1999 by and among Cisco Systems, Inc., a California corporation, Geronimo Merger Corp., a Delaware corporation, and GeoTel Communications Corporation, a Delaware corporation.

99.1 Stock Option Agreement dated as of April 12, 1999 by and between Cisco Systems, Inc. and GeoTel Communications Corporation.

99.2 Form of Stockholder Agreement dated as of April 12, 1999 by and among Cisco Systems, Inc., Geronimo Merger Corp. and certain stockholders of GeoTel Communications Corporation.

99.3 Joint Press Release of Cisco Systems, Inc. and GeoTel Communications Corporation dated April 13, 1999.





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